UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 21, 2008

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	1-9148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation and Benefits Committee and the Board of Directors (the “Board”) of The Brink’s Company (the “Company”) took the following actions at their meetings on February 21 and 22, 2008:

1.   Award of cash bonuses to the executive officers under the Management Performance   Improvement Plan (the  “MPIP”), the Company’s long-term cash incentive compensation plan, for the three year period ended December 31, 2007 in the following amounts: Michael T. Dan, Chairman of the Board, President and Chief Executive Officer, $1,121,000;  Robert T. Ritter, Vice President and Chief Financial Officer,  $280,250; Frank T. Lennon, Vice President and Chief Administrative Officer, $224,200; Austin F. Reed, Vice President, General Counsel and Secretary, $224,200; and James B. Hartough, Vice President - Corporate Finance and Treasurer, $168,150.

2.   Adoption of the 2008 performance measures for the executive officers under the MPIP. In order for the executive officers to be deemed to have met their goals, the aggregate three-year performance measures require Brink’s, Incorporated and Brink’s Home Security to achieve specific thresholds for increased revenue, increased operating profit, and increased economic value added, and for the Company to achieve an increased earnings per share target. The earnings per share target, the performance of Brink’s, Incorporated and the performance of Brink’s Home Security were each given equal weight.  Performance award targets for the 2008-2010 measurement period were set as follows: Mr. Dan, $1,000,000; Mr. Ritter, $250,000; Mr. Lennon, $200,000; Mr. Reed, $200,000; and Mr. Hartough, $150,000.  Actual awards can range from 0% to 200% of the target depending on performance against the pre-established measures.

3.   Award of discretionary cash bonuses under the Company’s Key Employees Incentive Plan (the “KEIP”) to the executive officers for the year ended December 31, 2007 in the following amounts: Mr.  Dan, $1,475,000; Mr. Ritter, $425,000; Mr. Lennon, $275,000; Mr. Reed, $200,000; and Mr. Hartough, $145,000.

On February 25, 2008, the Company and MMI Investments, L.P., on behalf of itself and its affiliates (“MMI”), entered into a settlement agreement (the “Settlement Agreement”) pursuant to which Carroll R. Wetzel, Jr. will be nominated and recommended by the Board for election as a director of the Company at the Company’s 2008 annual meeting of shareholders (the “Annual Meeting”).  Upon election, Mr. Wetzel will be appointed to the Strategy Committee, Finance Committee and Executive Committee of the Board.  Upon the consummation of the Company’s contemplated spin-off (the “Spin-Off”) of the Brink’s Home Security business (“BHS”), Mr. Wetzel will be appointed to the board of directors of the entity that will hold BHS following the consummation of the Spin-Off and the securities of which will be distributed to the Company’s shareholders in the Spin-Off, provided that Mr. Wetzel resigns from the Board effective upon consummation of the Spin-Off.  Upon his appointment, Mr. Wetzel will also be appointed to the Executive Committee, Strategy Committee and Finance

Committee of the board of that entity (or such committees of that entity performing the same functions as the identified committees currently perform for the Company).

The Company has also agreed to appoint Robert J. Strang to the Board following the consummation of the Spin-Off to fill the vacancy caused by Mr. Wetzel’s resignation, provided that Mr. Wetzel resigns from the Board, to serve until the immediately following annual meeting of shareholders of the Company (provided that if Mr. Wetzel’s term would not have otherwise ended at such meeting, then the Board shall nominate and recommend (and not withdraw) Mr. Strang for election to the Board at such annual meeting for the term continuing through the Company’s 2011 annual meeting of shareholders). Mr. Strang will also be appointed to the Executive Committee, Compensation and Benefits Committee and Corporate Governance, Nominating and Management Development Committee of the Board at the time of his appointment.  In addition, the Company has agreed to reimburse MMI for certain expenses incurred in connection with its pursuit of representation on the Board.

Pursuant to the Settlement Agreement, MMI has agreed to withdraw its previously submitted nominees for the election of directors at the Annual Meeting.  In addition, MMI has agreed that it will vote all voting securities which it is entitled to vote at the Annual Meeting in favor of the election of each of the Board’s nominees (including Mr. Wetzel) to stand for election at the Annual Meeting, and will not take any action intended to solicit, persuade, encourage or otherwise convince any other shareholder of the Company not to vote in favor of the election of any of the Board’s nominees at the Annual Meeting.  MMI has also agreed to withdraw its demand for certain books and records of the Company and destroy all shareholder lists received from the Company pursuant to its demand.

A copy of the Settlement Agreement is attached as Exhibit 99.1 hereto.

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2008, the Board of Directors amended and restated the Bylaws of the Company, effective as of May 2, 2008, to increase the number of persons serving on the Board from twelve to thirteen.  The amended and restated Bylaws are furnished as Exhibit 3(ii) hereto.

Item 8.01.       Other Events.

On February 25, 2008, the Company issued a press release announcing that it has approved a strategic decision to spin off the Brink’s Home Security business to the Company’s shareholders and its execution of and entrance into the Settlement Agreement. This release is furnished as Exhibit 99.2 hereto, and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits

3(ii)	Bylaws of The Brink’s Company, as amended and restated, effective May 2, 2008.

99.1	Settlement Agreement between The Brink’s Company and MMI Investments, L.P., dated as of February 25, 2008.

99.2	Press Release, dated February 25, 2008, issued by The Brink’s Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: February 25, 2008	By:	/s/ Austin F. Reed
Austin F. Reed
Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT                                           DESCRIPTION

3(ii)	Bylaws of The Brink’s Company, as amended and restated, effective May 2, 2008.

99.1	Settlement Agreement between The Brink’s Company and MMI Investments, L.P., dated as of February 25, 2008.

99.2	Press Release, dated February 25, 2008, issued by The Brink’s Company.